SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                                          Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 16, 2006
                                                        -----------------


                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)

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                    Colorado                              333-01173                         84-0467907
                   ---------                              ---------                         -----------
 (State or other jurisdiction of incorporation)      (Commission File No.)     (IRS Employer Identification No.)
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            8515 East Orchard Road, Greenwood Village, Colorado   80111
            ---------------------------------------------------   -----
               (Address of principal executive offices)         (Zip Code)

                                 (303) 737-3000
                                 ---------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 16, 2006, Great-West Lifeco Inc., an indirect Canadian parent company of the Registrant, issued a press release regarding its financial results for the fiscal year ended 2005. The press release includes a discussion of the financial results of the Registrant. A copy of the press release is attached as Exhibit 99 hereto. The dollar amounts referred to in the press release are in Canadian dollars unless otherwise stated.


ITEM 7.01         REGULATION FD DISCLOSURE

On February 16, 2006, Great-West Lifeco Inc., an indirect Canadian parent company of the Registrant, issued a press release regarding its financial results for the fiscal year ended 2005. The press release includes a discussion of the financial results of the Registrant. A copy of the press release is attached as Exhibit 99 hereto. The dollar amounts referred to in the press release are in Canadian dollars unless otherwise stated.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number   Title
--------------   -----
99               Great-West Lifeco Inc. Press Release dated February 16, 2006




This Form 8-K contains forward-looking statements. Forward-looking statements are statements not based on historical information and which relate to future operations, strategies, financial results or other developments. In particular, statements using verbs such as "expect," "anticipate," "believe" or words of similar import generally involve forward-looking statements. Without limiting the foregoing, forward-looking statements include statements which represent the Registrant's beliefs concerning future or projected levels of sales of the Registrant's products, investment spreads or yields, or the earnings or profitability of the Registrant's activities. Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Registrant's control and many of which, with respect to future business decisions, are subject to change. These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Registrant. Whether or not actual results differ materially from forward-looking statements may depend on numerous foreseeable and unforeseeable events or developments, some of which may be national in scope, such as general economic conditions and interest rates, some of which may be related to the insurance industry generally, such as pricing competition, regulatory developments and industry consolidation, and others of which may relate to the Registrant specifically, such as credit, volatility and other risks associated with the Registrant's investment portfolio, and other factors. Readers are also directed to consider other risks and uncertainties discussed in documents filed by the Registrant and certain of its subsidiaries with the Securities and Exchange Commission.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 17, 2006

                          GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


                          By: /s/Richard G. Schultz
                              ---------------------
                          Name: Richard G. Schultz
                          Title: Vice President, Counsel and Associate Secretary





                                  EXHIBIT INDEX

Exhibit Number   Description
--------------   -----------
99               Press Release issued by Great-West Lifeco Inc. on
                 February 16, 2006